CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Neil Wolfson, President & Chief Executive Officer of WT Mutual Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:   September 6, 2007                    /s/ Neil Wolfson
      ---------------------------------     ------------------------------------
                                             Neil Wolfson, President & Chief
                                             Executive Officer
                                             (principal executive officer)


I, John J. Kelley, Vice President & Chief Financial Officer of WT Mutual Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:   September 6, 2007                    /s/ John J. Kelley
      ---------------------------------     ------------------------------------
                                             John J. Kelley, Vice President &
                                             Chief Financial Officer
                                             (principal financial officer)